As filed with the Securities and Exchange Commission on December 5, 1995
                                                     Registration No. 33-_______

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933
                           --------------------------

                     THE SOFTWARE DEVELOPER'S COMPANY, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                                        04-2911320
  (State or other jurisdiction of                       (I.R.S. Employer
   incorporation or organization)                       Identification No.)

              90 Industrial Park Road, Hingham, Massachusetts 02043
               (Address of principal executive offices) (Zip Code)

                                 1994 STOCK PLAN
                            (Full title of the plans)
                           --------------------------

                                 BARRY N. BYCOFF
                      President and Chief Executive Officer
                     THE SOFTWARE DEVELOPER'S COMPANY, INC.
                             90 Industrial Park Road
                          Hingham, Massachusetts 02043
                                 (617) 740-0101
             (Name, address including zip code and telephone number,
                   including area code, of agent for service)
                           --------------------------

                                    Copy to:

                               JOHN HESSION, ESQ.
                           Testa, Hurwitz & Thibeault
                                High Street Tower
                                 125 High Street
                                Boston, MA 02110
                                 (617) 248-7000

================================================================================

                         CALCULATION OF REGISTRATION FEE


                                                           Proposed
          Title of                     Amount              Maximum               Proposed
         Securities                    to be               Offering              Maximum               Amount of
            to be                    Registered           Price Per             Aggregate             Registration
         Registered                                         Share                 Price                   Fee
------------------------------ ----------------------- ----------------- ------------------------- -------------------

1994 Stock Plan Common
Stock,                              775,190 shares          $1.284(1)           $995,485.00(1)            $343.27
(Par Value $.01)                    724,810 shares          $2.688(2)         $1,947,926.88(2)            $671.70


Total:                            1,500,000 shares                                                      $1,014.97
                                                                                                        =========

================================================================================

(1) Such shares are issuable upon exercise of outstanding options with fixed exercise prices. Pursuant to Rule 457(h), the aggregate offering price and the fee have been computed upon the basis of the price at which the options may be exercised. The offering price per share set forth for such shares is the weighted average exercise price per share at which such options are exercisable.

(2) The price of $2.688 per share, which is the average of the high and low prices reported on the Nasdaq SmallCap Market on November 30, 1995, is set forth solely for purposes of calculating the filing fee pursuant to Rule 457(c) and is used only for those shares without a fixed exercise price.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS


Item 1.  Plan Information.

     The documents containing the information specified in this Item 1 will be sent or given to employees, directors or others as specified by Rule 428(b)(1). In accordance with the rules and regulations of the Securities and Exchange Commission (the "Commission") and the instructions to Form S-8, such documents are not being filed with the Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424.

Item 2.  Registrant Information and Employee Plan Annual Information.

     The documents containing the information specified in this Item 2 will be sent or given to employees as specified by Rule 428(b)(1). In accordance with the rules and regulations of the Commission and the instructions to Form S-8, such documents are not being filed with the Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424.


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference.

     The following documents filed with the Commission are incorporated by reference in this Registration Statement:

         (a) The Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1995 (the "Annual Report"), incorporating audited financial statements for the fiscal year ended March 31, 1995. The audited financial statements included in the Annual Report were examined and reported on by Coopers & Lybrand, L.L.P., independent certified public accountants.

         (b) The Company's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1995.

         (c)      The Company's Current Report on Form 8-K filed on November 16,
                  1995.

         (d) The section entitled "Description of Registrant's Securities to be Registered": contained in the Registrant's Registration Statement No. 33-24446-B on Form

                  S-18, and incorporating by reference the information contained in the Registrant's Final Prospectus dated January 19, 1989, filed under Section 424(b) under the Securities Exchange Act of 1933, as amended.

     All documents subsequently filed with the Commission by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered herein have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 4.  Description of Securities.

         Not applicable.

Item 5.  Interest of Named Experts and Counsel.

     The validity of the shares of Common Stock offered hereby will be passed upon for the Registrant by Testa, Hurwitz & Thibeault, Boston, Massachusetts. Mr. John Hession, an attorney with Testa, Hurwitz & Thibeault, and an Assistant Secretary of the Registrant, owns a total of 2,000 shares of Common Stock of the Registrant.

Item 6.  Indemnification of Directors and Officers.

     The Delaware General Corporation Law and the Registrant's Restated Certificate of Incorporation and Amended By-Laws provide for indemnification of the Registrant's directors and officers for liabilities and expenses that they may incur in such capacities. In general, directors and officers are indemnified with respect to actions taken in good faith in a manner reasonably believed to be in, or not opposed to, the best interests of the Registrant, and with respect to any criminal action or proceeding, actions that the indemnitee had no reasonable cause to believe were unlawful. Reference is made to the Registrant's Restated Certificate of Incorporation, as amended, filed as Exhibit 3.01 to the Registrant's Registration Statement on Form S-18 (File No. 33-24446-B) and incorporated by reference and the Registrant's Amended By-Laws filed as Exhibit
3.03 to the Registrant's Annual Report on Form 10-K for the fiscal year ended March 31, 1991, and incorporated by reference.

     The Registrant maintains directors and officers liability insurance for the benefit of its directors and certain of its officers.

Item 7.  Exemption From Registration Claimed.

         Not applicable.

Item 8.  Exhibits

         Exhibit No.       Description of Exhibit

         Exhibit 4.1        Specimen  certificate  for  shares  of  Common Stock
                            of the Registrant (filed as Exhibit 4.01 to Registrant's Registration Statement on Form S-18 (File No. 33-24446-B) and incorporated by reference).

         Exhibit 4.2        Restated Certificate of Incorporation,  as  amended,
                            of  the  Registrant   (filed  as  Exhibit  3.01  to
                            Registrant's Registration Statement on Form S-18 (File No. 33-24446-B) and incorporated by reference).

         Exhibit 4.3        Amended   By-laws   of  the  Registrant   (filed  as
                            Exhibit 3.03 to Annual Report on Form 10-K for the fiscal year ended March 31, 1991, and incorporated by reference).

         Exhibit 4.4 Certificate of Designations, Preferences and Rights of the Series C Preferred Stock of the Registrant (filed as Exhibit 7.03 to Report on Form 8-K filed on November 12, 1993 and incorporated by reference).

         Exhibit 4.8        1994  Stock  Plan   (filed   as   Exhibit  10.13  to
                            Annual Report on Form 10-K for the fiscal year ended March 31, 1994 and incorporated by reference).

         Exhibit 4.9 Form of Non-Qualified Stock Option Agreement under the 1994 Stock Option Plan of the Registrant (filed herewith).

         Exhibit 4.10 Form of Incentive Stock Option Agreement under the 1994 Stock Option Plan of the Registrant (filed herewith).

         Exhibit 5.1 Opinion of Testa, Hurwitz & Thibeault (filed herewith).

         Exhibit 23.1 Consent of Coopers & Lybrand, L.L.P. (filed herewith).

         Exhibit 23.3       Consent of Testa,  Hurwitz & Thibeault  (included in
                            Exhibit 5.1).

         Exhibi  24.1       Power  of  Attorney   (included   as  part  of  the
                            signature page to this Registration Statement).

Item 9.  Undertakings.

         (a)      The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                           (i)      To  include  any   prospectus   required  by
                                    Section  10(a)(3) of the  Securities  Act of
                                    1933;

                           (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                           (iii)    To include  any  material  information  with
                                    respect  to the  plan  of  distribution  not
                                    previously  disclosed  in  the  Registration
                                    Statement  or any  material  change  to such
                                    information in the  Registration  Statement;
                                    provided, however, that paragraphs (a)(1)(i)
                                    and   (a)(1)(ii)   do  not   apply   if  the
                                    information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or
                                    Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 6, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, The Software Developer's Company, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, State of Massachusetts, on this 30th day of November, 1995.

                                       THE SOFTWARE DEVELOPER'S  COMPANY, INC.



                                       By: /s/  Barry N. Bycoff
                                           ____________________
                                           Barry N. Bycoff
                                           President and Chief Executive Officer




                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each such person whose signature appears below constitutes and appoints, jointly and severally, Barry N. Bycoff his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                   Signature                                     Title(s)                             Date


/s/ Barry N. Bycoff                              President, Chief Executive                     November 30, 1995
Barry N. Bycoff                                  Officer and Director
                                                 (Principal Executive Officer)

/s/ James O'Connor, Jr.                          Chief Financial Officer                        November 30, 1995
---------------------------                      (Principal Financial and Accounting
James O'Connor, Jr.                              Officer)

/s/ Aaron Kleiner                                Director                                       November 30, 1995
Aaron Kleiner

/s/ Gustav H. Koven III                          Director                                       November 30, 1995
---------------------------
Gustav H. Koven III

/s/ Michael L. Mark                              Director                                       November 30, 1995
------------------------------------
Michael L. Mark

/s/ Milton J. Pappas                             Director                                       November 30, 1995
------------------------------------
Milton J. Pappas

/s/ Robert B. Wagner                             Director                                       November 30, 1995
------------------------------------
Ralph B. Wagner

/s/ Stephen L. Watson                            Director                                       November 30, 1995
------------------------------------
Stephen L. Watson

                                INDEX TO EXHIBITS


                                                                                                     Sequentially
Exhibit                                        Description of Exhibit                               Numbered Page
-------                                        ----------------------                               -------------
Exhibit 4.1           Specimen certificate   Specimen certificate for shares of Common Stock
                      of the  Registrant  (filed  as Exhibit  4.01 to  Registrant's
                      Registration Statement on Form S-18 (File No. 33-24446-B) and
                      incorporated by reference).


Exhibit 4.2           Restated Certificate of Incorporation, as amended, of the Registrant
                      (filed as Exhibit 3.01 to Registrant's Registration Statement on
                      Form S-18 (File No. 33-24446-B) and incorporated by reference).


Exhibit 4.3           Amended By-laws of the Registrant (filed as Exhibit 3.03 to Annual
                      Report on Form 10-K for the fiscal year ended March 31, 1991, and incorporated by reference).




Exhibit 4.4           Certificate of Designations, Preferences and Rights of the Series C
                      Preferred Stock of the Registrant (filed as Exhibit 7.03 to Report on
                      Form 8-K filed on November 12, 1993 and incorporated by reference).


Exhibit 4.8           1994 Stock Plan  (filed as Exhibit 10.13 to Annual Report on Form
                      10-K  for the  fiscal year ended  March 31, 1994 and incorporated by reference).


Exhibit 4.9           Form of Non-Qualified Stock Option Agreement under the 1994 Stock Option
                      Plan of the Registrant (filed herewith).


Exhibit 4.10          Form of Incentive Stock Option Agreement under the 1994 Stock Option
                      Plan of the Registrant (filed herewith).

Exhibit 5.1           Opinion of Testa, Hurwitz & Thibeault (filed herewith).



Exhibit 23.1          Consent of Coopers & Lybrand, L.L.P. (filed herewith).

Exhibit 23.3          Consent of Testa, Hurwitz & Thibeault (included in Exhibit 5.1).

Exhibit 24.1          Power of Attorney (included as part of the signature page to this
                      Registration Statement).